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                                                                    EXHIBIT 10.2

[LETTERHEAD OF SEAFIRST BANK APPEARS HERE]


                          LOAN MODIFICATION AGREEMENT

     This Amendment amends the Revolving Credit Loan Agreement and Guaranty dated July 2, 1997 ("Agreement") executed by ADVANCED TECHNOLOGY LABORATORIES, INC., a Washington corporation ("Borrower"), ATLULTRASOUND, INC., a Washington corporation ("Guarantor"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, DOING BUSINESS AS SEAFIRST AK ("Lender"), regarding a revolving loan in the maximum principal amount of $15,000,000 (the "Loan"), and also amends the "Revolving Note," as such term is defined in the Agreement. All terms defined in the Agreement shall have the same meaning when used in this Amendment, except as may be otherwise provided in this Amendment. For mutual consideration, Borrower and Lender agree to amend the Agreement as follows:

     1.   Commitment. Section 2.1 of the Agreement is amended to provide that
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the "Commitment" shall mean $25,000,000 less any reductions made pursuant to
Section 2.3 of the Agreement.

     2.   Revolving Note. The maximum principal amount of the Revolving Note is
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hereby amended to be $25,000,000

     3.   Maturity Date. Section 1.1 of the Agreement is amended to amend the
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definition of "Maturity Date" to read as follows:

          "Maturity Date" means June 30, 2001, or such later date as shall be established pursuant to Section 2.10 hereof.

     4.   Tangible Net Worth. Section 1.1 of the Agreement is amended to amend
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the definition of "Tangible Net Worth" to read as follows:

          "Tangible Net Worth" shall have the meaning given in Section 7.13.

and the first sentence of Section 7.13 of the Agreement is amended to read as follows:

     Based on the consolidated financial statements of Guarantor and the Consolidated Subsidiaries, Guarantor shall maintain, as of the end of each fiscal quarter of Guarantor, a minimum consolidated Tangible Net Worth equal to at least the sum of (i) 90% of the actual consolidated Tangible Net Worth of Guarantor and the Consolidated Subsidiaries as of December 31, 1997, minus (ii) $30,000,000, plus (iii) 50% of Consolidated Net Income (if positive) in each fiscal quarter of Guarantor ending after December 31, 1997, plus (iv) one hundred percent (100%) of the contribution to Tangible Net Worth arising since December 31, 1997, from the raising or contribution of additional equity to Guarantor or any of the Consolidated Subsidiaries or the conversion of any subordinated debt of Guarantor or any Consolidated Subsidiary to equity in Guarantor or any Consolidated Subsidiary (excluding equity adjustments arising from employee stock compensation plans).

     5.   Dividends. A dividend of up to $30,000,000 may be paid in connection
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with the spinoff and capitalization of Borrower's hand-held business division into a separate, publicly-held corporation, without regard to Section 8.3 of the Agreement, and such dividend shall not be counted in calculating compliance with said Section 8.3.

     6.    Other Terms. Except as specifically amended by this Amendment or any
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prior amendment, all other terms, conditions, and definitions of the Agreement and all other guaranties, notes, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

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          DATED April 21, 1998.

Lender:                                      Borrower:

SEAFIRST BANK                                ADVANCED TECHNOLOGY LABORATORIES,
                                             INC.,  a Washington corporation


By /s/ [SIGNATURE ILLEGIBLE]                 By: /s/ Pamela L. Dunlap
   --------------------------------              -------------------------------
                                                 Pamela L. Dunlap,
Title VP                                         S.V.P. & CFO
      -----------------------------

                                             Guarantor:


                                             ATL ULTRASOUND, INC., a Washington
                                             corporation


                                             By: /s/ Pamela L. Dunlap
                                                 -------------------------------
                                                 Pamela L. Dunlap,
                                                 S.V.P. & CFO